Financial Instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments	Financial Instruments
Foreign Currency Forward Contracts
The Company uses foreign currency forward contracts to hedge a portion of its foreign currency exchange rate exposure to forecasted foreign currency denominated cash flows. These instruments are not held for speculative or trading purposes.
A summary of the Company's designated and non-designated cash flow hedges follows:

	December 31, 2020		December 31, 2019
(in millions)	Fair Value (1)	Notional Value	Fair Value (1)	Notional Value
Designated hedges	$5.0	$93.5	$2.0	$106.5
Non-designated hedges	$0.2	$63.7	$0.6	$121.9
(1)The fair value of foreign currency forward contracts is included in other current assets. The fair value was estimated using observable market inputs such as forward and spot prices of the underlying exchange rate pair. Based on these inputs, derivative assets and liabilities are classified as Level 2 in the fair value hierarchy.
For instruments that are designated and qualify as a cash flow hedge, the Company had foreign currency forward contracts with maturities less than one year. The changes in the fair value of the contracts are recorded in accumulated other comprehensive income (loss) and recognized in the same line item as the impact of the hedged item, revenues or cost of sales, when the underlying forecasted transaction impacts earnings. Gains and losses on the contracts representing hedge components excluded from the assessment of hedge effectiveness are recognized in the same line item as the hedged item, revenues or cost of sales, currently.
For instruments that are not designed as a cash flow hedge, the Company had foreign exchange contracts with maturities less than one year. The unrealized gains and losses resulting from these contracts were immaterial and are recognized in other non-operating expense, net and partially offset corresponding foreign exchange gains and losses on these balances.
Accumulated Other Comprehensive Income (Loss)
The changes in accumulated other comprehensive income (loss) by component follows:

(in millions)	Accrued post-retirement benefit liability	Foreign currency translation	Derivative contracts	Total
Balance as of January 1, 2019	$(38.5)	$(80.4)	$(3.2)	$(122.1)
Other comprehensive income (loss):
Other comprehensive (loss) income before reclassifications	(6.0)	(2.1)	1.3	(6.8)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	3.4	—	0.8	4.2
Income tax benefit	0.6	—	—	0.6
Other comprehensive (loss) income	(2.0)	(2.1)	2.1	(2.0)
Balance as of December 31, 2019	(40.5)	(82.5)	(1.1)	(124.1)
Other comprehensive income (loss):
Other comprehensive (loss) income before reclassifications	(5.3)	39.4	(10.3)	23.8
Amounts reclassified from accumulated other comprehensive income (loss)(1)	5.3	—	(2.0)	3.3
Other comprehensive income (loss)	—	39.4	(12.3)	27.1
Balance as of December 31, 2020	$(40.5)	$(43.1)	$(13.4)	$(97.0)
(1)The accrued post-retirement benefit liability reclassification pertains to the amortization of unrecognized actuarial gains and losses and prior service credits which is included in net periodic benefit cost. See Note 15 for additional pension discussion.
Other Financial Instruments
Other financial instruments include cash and cash equivalents, accounts receivable, net, accounts payable, accrued expenses and long-term debt. The carrying value for cash and cash equivalents, accounts receivable, net, accounts payable and accrued expenses approximates fair value because of its short-term nature and generally negligible credit losses (refer to Note 14 for the fair value of long-term debt).